Exhibit 10.32


                                    AGREEMENT

     THIS AGREEMENT dated the 8th day of April, 1998 is by and between Environmental Remediation Holding Corporation ("ERHC"), with offices at 1686 General Mouton, Lafayette, LA and White Cloud Development Corp., a Florida corporation whose shares are held for the benefit of Sam Bass, Jr. or his assigns ("NEWBASSCORP").

     WHEREAS, ERHC acquired Bass American Petroleum Company ("BAPCO") from Bass in 1997 and subsequently certain assets were purchased by, acquired or transferred to BAPCO; and

     WHEREAS, certain environmental remediation equipment was acquired or purchased by the ERHC or its predecessor from Bass World Wide Services; and

     WHEREAS, ERHC acquired rights in the Chevron Agreement from Sam Bass, Jr. and/or Bass Environmental Services Worldwide, Inc.; and

     WHEREAS, ERHC has reassigned certain assets and authorized the transfer of the non- divested assets, the environmental remediation equipment, the Chevron Agreement and all shares in BAPCO to NEWBASSCORP; and

     WHEREAS, the Board has rescinded the original acquisition of BAPCO, the environmental equipment and the Chevron Agreement due to certain clouds in title of each of them.

     NOW THEREFORE, in consideration of the promises contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. ERHC assigns all rights, title and interest in the shares of BAPCO, all of its non-divested assets, its environmental remediation equipment and its Chevron Agreement as set forth in the agreement between its wholly owned subsidiary and ERHC of even date, a copy of which is attached hereto and made a part hereof as Exhibit A, subject only to the liabilities specifically assumed as set forth therein to NEWBASSCORP.

2. In exchange for the assignment contained in paragraph 1, NEWBASSCORP agrees to hold all such acquired assets for the benefit of Sam Bass or his assigns until such time as (1) Mr. Bass tenders the four million (4,000,000) shares of Rule 144 stock issued Sam Bass at the acquisition of BAPCO in April 1997, (2) Mr. Bass and/or Bass World Wide Services tenders the seven hundred forty four (744,000) shares issued for the acquisition of the environmental remediation equipment, (3) Mr. Bass and/or Bass Environmental Services Worldwide Inc. tenders the three million (3,000,000) shares issued for the acquisition of the Chevron Agreement, and (4) Mr. Bass, Bass World Wide Services and Bass Environmental Services Worldwide Inc., execute a


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     and general release in favor of ERHC relinquishing, among other things, all claims relative to such shares, the original acquisition of such assets and the transfer of BAPCO as realigned and its assets which are the subject of this Agreement.

3. At such time as NEWBASSCORP receives tender of any of the shares to be relinquished in accordance with paragraph 2 above and the full and general release, NEWBASSCORP agrees to return such shares to ERHC forthwith and to deliver the pro rata portion of the shares in NEWBASSCORP held for the benefit of Mr. Bass or his assigns to Mr. Bass or to his designated assignee.

4. NEWBASSCORP releases and discharges ERHC from all claims or actions relative to the original acquisition of BAPCO, the environmental remediation equipment, the Chevron Agreement and the issuance of shares for each such acquisition and accepts this assignment as full consideration for this transaction subject only to the full obligation of ERHC relative to the liabilities assumed as set forth in Exhibit A.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

                 Environmental Remediation Holding Corporation,
                 ERHC

                 By_/s/JAMES CALLENDER,SR.
                   -----------------------
                   James Callender, President


                        NEWBASSCORP

                   By /s/DONALD F. MINTMIRE
                     -----------------------------
                     President White Cloud Development Corp.

STATE OF Florida            )
                            ) SS.
COUNTY OF Palm Beach        )

     I  hereby  certify  that on  this  day  before  personally  appeared  James
Callender, President of Environmental Remediation Holding Corporation, to me known to be the person who executed the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act.

           WITNESS, my hand and official seal in the County and State above written, this 8 day of April, 1999.
                                 /s/ Donald F. Mintmire
                                ----------------------------------------
                                            Notary Public
                                         My Commission Expires: Feb 18 2003
                                              Commission No. CC790261

STATE OF Florida            )
                            ) SS.
COUNTY OF Palm Beach        )

     I  hereby  certify  that on this  day  before  personally  appeared  Donald
F. Mintmire, President of White Cloud Development Corp., to me known to be the person who executed the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act.

     WITNESS, my hand and official seal in the County and State above written, this 8 day of April, 1999.
                                 /s/ Bradley F. Rothenberg
                                ----------------------------------------
                                            Notary Public
                                         My Commission Expires: Oct 6 2001
                                              Commission No. CC686183